TABLE OF CONTENTS

   USAA Family of Funds                                                  1
   Message from the President                                            2
   Investment Review                                                     4
   Message from the Managers                                             5
   Financial Information:
      Distributions to Shareholders                                      9
      Independent Auditors' Report                                      10
      Statement of Assets and Liabilities                               11
      Portfolio of Investments in Securities                            12
      Notes to Portfolio of Investments in Securities                   20
      Statement of Operations                                           21
      Statements of Changes in Net Assets                               22
      Notes to Financial Statements                                     23


                              Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Cornerstone Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.


                  USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of June 30, 1997.



                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception
            ---------                     ----         ----         -----        ------        ---------
  Capital Appreciation
  ====================
  Aggressive Growth                     10/19/81       -1.72        18.38         10.88           -
  Emerging Markets(1)                    11/7/94       15.35         -             -             10.25
  Gold(1)                                8/15/84      -22.26         3.54         -4.75           -
  Growth                                  4/5/71       21.60        16.94         11.97           -
  Growth & Income                         6/1/93       31.29         -             -             18.53
  International(1)                       7/11/88       21.81        15.39          -             11.77
  S&P 500 Index(4)(+)                     5/1/96       34.59         -             -             33.24
  World Growth(1)                        10/1/92       21.85         -             -             15.50

  Asset Allocation
  =================
  Balanced Strategy(1)                    9/1/95       22.38         -             -             15.48
  Cornerstone Strategy(1)                8/15/84       20.45        14.33          9.22           -
  Growth and Tax Strategy(2)**           1/11/89       15.72        11.23          -             10.45
  Growth Strategy(1)                      9/1/95       15.37         -             -             21.37
  Income Strategy                         9/1/95       14.48         -             -             10.36

  Income - Taxable
  ================
  GNMA                                    2/1/91        9.37         6.85          -              7.67
  Income                                  3/4/74        8.21         7.44          9.45           -
  Income Stock                            5/4/87       20.77        14.21         12.89           -
  Short-Term Bond                         6/1/93        7.71         -             -              5.69

  Income - Tax Exempt
  ===================
  Long-Term(2)**                         3/19/82        9.22         6.71          8.09           -
  Intermediate-Term(2)**                 3/19/82        8.20         6.76          7.54           -
  Short-Term(2)**                        3/19/82        5.50         4.80          5.59           -
  California Bond(2)**                    8/1/89        8.90         7.13          -              7.58
  Florida Tax-Free Income(2)**           10/1/93        9.79         -             -              4.29
  New York Bond(2)**                    10/15/90        8.86         6.46          -              8.31
  Texas Tax-Free Income(2)**              8/1/94       10.37         -             -              9.24
  Virginia Bond(2)**                    10/15/90        8.50         6.93          -              8.08

  Money Market
  ============
  Money Market(3)                         2/2/81        5.28         4.48          5.80           -
  Tax Exempt Money Market(2),(3)**        2/6/84        3.36         3.04          4.15           -
  Treasury Money Market Trust(3)          2/1/91        5.13         4.28          -              4.38
  California Money Market(2),(3)**        8/1/89        3.29         2.94          -              3.62
  Florida Tax-Free Money Market(2),(3)** 10/1/93        3.26         -             -              3.04
  New York Money Market(2),(3)**        10/15/90        3.21         2.82          -              3.08
  Texas Tax-Free Money Market(2),(3)**    8/1/94        3.31         -             -              3.33
  Virginia Money Market(2),(3)**        10/15/90        3.22         2.87          -              3.20



Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
+  Includes account maintenance fee through December 31, 1996.


MESSAGE FROM THE PRESIDENT

I HAVE A FEELING
  THAT WE WILL REMEMBER 1997

[Photograph of President, Michael J.C. Roth appears here]

The year began with an atmosphere of looking over your shoulder. The market had risen about 61% in two years and all history told us that was unusual. Then it advanced another 10% in January and February, before it encountered a loss of confidence. By April it had lost all of the advance for this year(1) and it felt so shaky that I sent shareholders a letter encouraging them to remember how important we think asset allocation is in establishing your level of risk. But by the time that letter arrived in early May the market was again setting record highs. Indeed, one shareholder wrote me asking, "Why did you send this letter?"

The market has now driven upward to a return of 20% for the year, but as I write this, it has fallen 192 points on the Dow; its second worst one-day decline in points.

It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96. We believe that the long-term return on the stock market is around 10% to 12%.(2) Years such as '95 and '96 are necessary to achieve such a long-term record, but by themselves they are exceptional. It is important that investors have a position in stocks, but the risk that such a position carries should, for most people, be offset by holding some different assets including fixed income securities. Most of the funds in the USAA Investment Trust are structured like that.

The Roth family will remember 1997 for another reason. We have a new granddaughter, Katharine Sophia Broyles, who was born on January 3. She now has an InveStart(Registered Trademark) account in the Cornerstone Strategy Fund, our oldest asset strategy fund. I am confident that our monthly additions to that account has the potential to build a meaningful college fund for her, regardless of what 1997 serves up.

Sincerely,


Michael J.C. Roth
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


Past performance is no guarantee of future results.

A systematic plan, such as InveStart, does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue purchases through periods of low and high price levels.

(1) S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2) Source: (Copyright) Computed using data from Stocks, Bonds, Bills & Inflation 1997 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. All rights reserved.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.



                          INVESTMENT REVIEW

CORNERSTONE STRATEGY FUND

OBJECTIVE:  Achieve  a  positive,   inflation-adjusted  rate  of  return  and  a
reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital.

                                       5/31/97             5/31/96
Net  Assets......................  $1,263.4 MILLION    $1,035.8 Million
Net Asset Value Per Share........       $27.96              $25.47

Average Annual Total Returns as of 5/31/97
1 Year....................................................     16.94%
5 Years...................................................     13.38%
10 Years..................................................      8.88%

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 5/31/87 to 5/31/97, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: S&P 500 Index - $39,399, USAA Cornerstone Strategy Fund - $23,416, and the Lipper Global Flexible Portfolio Funds Average - $18,690.]

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund to the S&P 500 Index and the Lipper Global Flexible Portfolio Funds Average, an average performance level of all global flexible portfolio funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


                            MESSAGE FROM THE MANAGERS

[A photograph of portfolio managers seated L to R: Harry W. Miller, CFA (Allocation Manager, Basic Value Stocks), John W. Saunders, Jr., CFA (U.S. Government Securities); Standing L to R: Mark W. Johnson, CFA (Gold and Real Estate Stocks), W. Travis Selmier, II, CFA (Foreign Stocks), David G. Peebles, CFA (Foreign Stocks) and Albert C. Sebastian, CFA (Foreign Stocks).]

The Cornerstone Strategy Fund is a widely-diversified portfolio with investments in the following sectors: Basic Value Stocks (22-28%) of the Fund's net assets, Foreign Stocks (22-28%), U.S. Government Securities (22-28%), Real Estate Stocks (22-28%), and Gold Stocks (0-10%). The pie chart on page 8 shows the asset allocation as of the end of this fiscal year, May 31, 1997. Your Fund's 16.94% one-year total return for the period outperformed the Lipper Global Flexible Fund Index(1) of 14.56% for the same period.(2)

Basic Value Category
The Standard and Poor's 500 Index(3) is up over 13% since our semiannual report of November 30, 1996, despite the fact that the Federal Reserve raised interest rates. Interest rates are still relatively low, inflation appears to be in check, and overall corporate earnings have been favorable.

We currently hold 39 issues, the same number as six months ago. Five new issues were added: PNC Bank, Southtrust, Chase Manhattan, Unocal, and Ford Motor. Five issues were eliminated: American Brands, Dow Chemical, Nordstrom, APL, and Houston Industries.

On a total return basis, a few exceptionally good performers during this six-month period were Xerox, Bristol-Myers Squibb, Philip Morris, Universal Corp., Caterpillar, and Allstate. A few stocks that underperformed were Pharmacia & Upjohn, Chrysler, NICOR, and B.F. Goodrich.

The Basic Value sector is well-diversified in 22 industries. We are overweighted in Healthcare/Drugs, Machinery, Oils, and Banks.


(1) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.
(2) Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.
(3) The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.


Foreign Category
The performance in most emerging markets and Europe has been favorable while the Japanese equity market has continued to underperform.

Europe - The European markets provided favorable returns over the period reflecting accelerating earnings growth and further corporate restructuring. We increased our exposure to stocks which benefit from stronger economic growth as well as from increased export opportunities due to a stronger U.S. dollar. Our holdings in Spain, Portugal, the Netherlands, and Switzerland made significant contributions to our European performance.

Japan - Since our last report, some political stability has returned and economic growth has picked up. However, continued problems in the banking system, rising interest rates, and higher equity valuation levels vis-a-vis other developed markets lead us to maintain an underweighted position. We continue to hold large capitalization stocks with an emphasis on export-related companies.

Emerging Markets - Emerging markets have shown some rebound since the beginning of the year, with Latin American and East European markets showing stronger performance than Asian markets. Economic recovery in Argentina and Mexico and economic structural reform in Brazil continue to support those markets. While concerns about the Asian growth miracle have caused worries, we continue to believe that Asian growth prospects are still bright. Hong Kong, China, Taiwan, and Indonesia have remained strong performers, while Thailand, the Philippines, and Korea have suffered because of concerns over currency weakness.

For the balance of 1997, we expect continuing economic improvement with accelerating earnings growth in Europe. Japan is still a market with selective opportunities. The continuation of low inflation and good economic growth provides a favorable backdrop for most emerging markets. The portfolio continues to be overweighted in emerging markets, Europe, and other developed markets at the expense of Japan.

U.S. Government Category
Rising interest rates and bond market volatility have continued throughout this reporting period. The fluctuating path of long-term interest rates in the past year can be seen in the chart below showing yields for the 30-year U.S. Treasury Bond.4 The low point in yield was 6.35% on November 29, 1996, the end of the Fund's last reporting period. Long-term interest rates moved upward again and on May 30, 1997, were slightly below the year ago level.

(4) The 30-year Treasury Bond is generally considered the benchmark for long-term interest rates in the U.S.

[A graph is shown here showing the 30-Year U.S Treasury Bond Yield from 5/31/96 to 5/31/97. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value on 5/31/97 for the 30 Year U.S. Treasury Bond is 6.91%.]

Continued strength in the economy plus the Federal Reserve's tightening action in March are the causes of this continued weakness in the bond market. Convincing evidence that the economy is slowing will be required before we can expect lower interest rates. As we indicated in our semiannual report, we will continue to maintain a mix of short, intermediate, and long-term maturities within this portfolio segment to provide a high level of income with moderate volatility in price.

Real Estate Category
Total return for the fiscal year ended May 31, 1997, for Real Estate Investment Trusts (REITs), as measured by the National Association of Real Estate Investment Trusts (NAREIT) equity index, was 29.31%. This was in line with the S&P 500 Index at 29.44%. Many sectors and markets have seen improved occupancy, rent growth greater than expense growth, and subdued new construction. Because of these solid operating fundamentals, most REITs were able to raise their dividends during the year. This led to good performance and provided the impetus for full participation in the overall bull market in stocks.

As compared to the NAREIT equity index, the Fund is overweighted in office and industrial properties, self-storage facilities, manufactured home communities, and full-service hotels. It is underweighted in retail and apartments. Also, it has no exposure to healthcare, REITs that do not specialize by property type, or to REITs that focus on the long-term triple net lease business.

During the year we sold the Weyerhauser position in favor of doubling up on Rayonier. We also liquidated the last of the healthcare REIT holdings. Lastly, we significantly reduced the retail and apartment positions in favor of an increased exposure to full-service hotels, resorts, and the office and industrial sector.

Gold Category
This sector of the Fund was liquidated during the year and the proceeds allocated to the other sectors. We find it extremely difficult to make a secular positive case for gold stocks given that gold no longer occupies the central role in monetary affairs that it once did. Consequently, in our opinion, the Fund has the potential to achieve better long-term returns elsewhere. However, we will continue to monitor the gold market and may reinvest at any time should conditions change.

[A pie chart is shown here depicting the Asset Allocation as of May 31, 1997 for the USAA Cornerstone Strategy Fund to be: Foreign Securities - 26.1%*,
U.S. Government Securities - 25.6%*, Basic Value Stocks - 24 .3%* and Real Estate Stocks - 24.2%*.]

*Percentages  are of the Net  Assets in the  Portfolio  and may or may not equal
100%.


            Top 10 Industries
            (% of Net Assets)

Real Estate Investment Trusts         20.0
Oil Related                            5.6
Telecommunications Related             4.7
Healthcare Related                     4.5
Bank Related                           4.1
Machinery Diversified                  2.8
Hotel/Motel                            2.7
Retail Related                         2.5
Aerospace/Defense                      2.2
Chemicals Related                      1.9

       Top 3 Holdings in Each Sector
            (%of Net Assets)

Foreign
Elf Aquitaine ADS             .5
Nokia ADS                     .4
Novartis AG                   .4

Real Estate
Developers Diversified       1.0
Host Marriott                 .9
Storage USA                   .9

U.S. Government
U.S. Treasury Bond @ 7.88%   5.2
U.S. Treasury Bond @7.63%    4.3
GNMA Pool #348947 @7.00%      .8

Basic Value
American Home Products       1.2
Boeing                       1.2
Deere & Co.                  1.2

Foreign investing is subject to additional risks which are discussed in the Fund's prospectus. Gold mining stocks involve additional risk because of gold's price volatility. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

See page 12 for a complete listing of the Portfolio of Investments in Securities.


                    DISTRIBUTIONS TO SHAREHOLDERS

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1997. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1998.

                 Ordinary income           $1.00 *
                 Long-term capital gains     .62
                                           -----
                   Total                   $1.62
                                           =====

45.74% of ordinary income distributions qualify for deduction by corporations.


* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.


                       INDEPENDENT AUDITORS' REPORT

The Shareholders and the Board of Trustees
USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities and portfolio of investments in securities of the Cornerstone Strategy Fund of USAA Investment Trust as of May 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights information presented in note 8 to the financial statements for each of the periods in the five-year period then ended. These financial statements and the financial highlights information are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights information referred to above present fairly, in all material respects, the financial position of the Cornerstone Strategy Fund of USAA Investment Trust as of May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights information for each of the periods in the five-year period then ended, in conformity with generally accepted accounting principles.


                              KPMG PEAT MARWICK LLP

San Antonio, Texas
July 9, 1997




Cornerstone Strategy Fund
Statement of Assets and Liabilities
(In Thousands)

May 31, 1997

Assets
   Investments in securities, at market value (identified cost of $990,229)                $  1,265,389
   Cash                                                                                             170
   Cash denominated in foreign currencies (identified cost of $2,318)                             2,294
   Receivables:
      Capital shares sold                                                                         1,147
      Dividends and interest                                                                      4,707
      Securities sold                                                                             4,855
   Unrealized appreciation on foreign currency contracts held, at value                               6
                                                                                           ------------
         Total assets                                                                         1,278,568
                                                                                           ------------

Liabilities
   Securities purchased                                                                          13,651
   Unrealized depreciation on foreign currency contracts held, at value                              10
   Capital shares redeemed                                                                          414
   USAA Investment Management Company                                                               792
   USAA Transfer Agency Company                                                                     195
   Accounts payable and accrued expenses                                                            151
                                                                                          -------------
         Total liabilities                                                                       15,213
                                                                                          -------------
            Net assets applicable to capital shares outstanding                            $  1,263,355
                                                                                          =============

Represented by:
   Paid-in capital                                                                         $    937,668
   Accumulated undistributed net investment income                                               11,014
   Accumulated net realized gain on investments                                                  39,541
   Net unrealized appreciation of investments                                                   275,160
   Net unrealized depreciation on foreign currency translations                                     (28)
                                                                                           ------------
            Net assets applicable to capital shares outstanding                            $  1,263,355
                                                                                           ============

   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                               45,179
                                                                                           ============
   Net asset value, redemption price, and offering price per share                                27.96
                                                                                           ============


See accompanying notes to financial statements.



Cornerstone Strategy Fund
Portfolio of Investments in Securities

May 31, 1997

                                           Market
    Number                                 Value
   of Shares           Security            (000)
   ---------           --------            -----

         Foreign Securities (26.1%)
         Foreign Stocks (25.9%)
              Argentina (0.3%)
      50,700  Disco S.A. ADS *          $     1,711
      18,000  IRSA Inversiones y
                Representaciones S.A. GDS       704
     120,000  Quilmes Industrial (Quinsa)
                S.A. ADS                      1,395
                                        -----------
                                              3,810
                                        -----------

              Australia (0.6%)
     175,000  Broken Hill Proprietary Co. Ltd.2,514
     365,000  CSL Ltd.                        2,238
     400,000  Pasminco Ltd.                     813
     334,100  Village Roadshow Ltd.
                (Preferred)                     852
     210,200  Woodside Petroleum Ltd.         1,775
                                        -----------
                                              8,192
                                        -----------

              Austria (0.8%)
       4,690  Austria Mikro Systeme
                International AG                365
      34,200  Boehler Uddeholm AG             2,588
      66,711  VA Stahl AG                     3,009
      25,000  VA Technologie AG               4,418
                                        -----------
                                             10,380
                                        -----------

              Belgium (0.4%)
       5,042  Colruyt S.A.                    2,029
      30,700  Union Miniere S.A. *            2,470
                                        -----------
                                              4,499
                                        -----------

              Brazil (0.9%)
  55,500,000  Companhia Energetica de Minas
                Gerais (Cemig) (Preferred)    2,540
      85,000  Multicanal Participacoes S.A.
                ADS (Preferred) *               994
  10,000,000  Petroleo Brasileiro S.A.
                (Preferred)                   2,391
  21,000,000  Telebras PN (Preferred)         2,897
      64,100  Uniao de Bancos Brasileiros
                S.A. (Unibanco)  GDR *        2,212
                                        -----------
                                             11,034
                                        -----------

              Canada (1.8%)
      69,000  Alliance Forest
                Products, Inc. *              1,660
     159,300  Anderson Exploration Ltd. *     2,110
     585,000  Beau Canada
                Exploration Ltd. *            1,448
      86,100  Canadian National
                Railway Co.                   3,595
     179,800  Canadian Occidental
                Petroleum Ltd.                4,067
     193,900  Gulf Canada Resources Ltd. *    1,754
     270,000  National Bank of Canada         3,175
     104,000  OSF, Inc.*                        937
      26,500  St. Laurent Paperboard, Inc. *    426
     148,000  Suncor, Inc.                    3,669
                                        -----------
                                             22,841
                                        -----------


              Chile (0.3%)
      19,400  Madeco S.A. ADS                   497
      86,100  Maderas y Sinteticos
                S.A. ADS                      1,335
      24,800  Sociedad Quimica y Minera
                de Chile S.A. ADS             1,612
                                        -----------
                                              3,444
                                        -----------


              China (0.1%)
     400,000  New World
                Infrastructure Ltd. *         1,247
                                        -----------


              Colombia (0.1%)
     118,000  Banco de Colombia GDS             708
                                        -----------

              Czech Republic (0.1%)
      26,000  Komercni Banka A.S. GDR           631
       9,000  SPT Telecom A.S. *                829
                                        -----------
                                              1,460
                                        -----------


              Denmark (0.9%)
      10,000  Carli Gry International A/S       599
      60,000  ISS International Service
                System A/S "B" *              1,991
      18,740  Novo Nordisk A/S "B"            2,007
     130,000  SAS Danmark A/S                 1,328
      32,600  Tele Danmark A/S "B"            1,603
      65,300  Tele Danmark A/S ADS            1,616
      40,000  Unidanmark A/S                  2,089
                                        -----------
                                             11,233
                                        -----------


              Egypt (0.1%)
      39,300  Suez Cement Co. S.A.E. GDS*       721
                                        -----------


              Finland (0.4%)
      80,000  Nokia Corp. ADS                 5,280
                                        -----------

              France (1.6%)
      11,700  Accor S.A.                      1,621
      51,000  Bouygues Offshore S.A. ADR*       637
      89,800  Coflexip ADS *                  2,554
     110,700  Elf Aquitaine ADS               5,770
      25,000  Eramet Group                    1,251
      10,700  Essilor International           2,713
      26,900  Louis Dreyfus Citrus *            974
       7,746  Pathe S.A. *                    1,784
      43,000  Valeo S.A.                      2,552
                                        -----------
                                             19,856
                                        -----------


              Germany (0.9%)
      36,000  Leica Camera AG *                 969
      62,000  Pfeiffer Vacuum Technology
                AG ADS *                      1,403
      98,200  Rofin-Sinar
                Technologies, Inc.*           1,522
       6,300  SAP AG                          1,123
      10,700  SAP AG (Preferred)              1,947
      71,000  Veba AG                         4,013
                                        -----------
                                             10,977
                                        -----------


              Hong Kong (0.4%)
   1,770,000  Amoy Properties Ltd.            2,010
      71,000  Asia Satellite
                Telecommunications
                Holdings Ltd. ADR             1,961
     762,000  Cosco Pacific Ltd.              1,092
                                        -----------
                                              5,063
                                        -----------


              Hungary (0.1%)
     100,000  Mol Magyar Olay Es
                Gazipari GDS                  1,867
                                        -----------


              India (0.3%)
      45,000  Hindalco Industries Ltd. GDR    1,485
     110,000  Larsen & Toubro Ltd. GDR        1,455
      53,300  Videsh Sanchar Nigam
                Ltd. GDR *                    1,098
                                        -----------
                                              4,038
                                        -----------


              Indonesia (0.4%)
     209,000  PT Astra International, Inc.      799
   1,805,625  PT Bank Dagang Nasional
                Indonesia                     1,949
     379,375  PT Bank Dagang Nasional
                Indonesia Warrants *            154
     225,000  PT HM Sampoerna                   909
     460,000  PT Jaya Real Property             643
     158,000  PT Modern Photo Film              575
                                        -----------
                                              5,029
                                        -----------


              Israel (0.4%)
      46,800  Blue Square - Israel Ltd. ADS*    813
      46,900  ECI Telecommunications Ltd.     1,084
      12,900  Koor Industries Ltd. ADS          226
      53,000  Teva Pharmaceutical
                Industries Ltd. ADR           3,180
                                        -----------
                                              5,303
                                        -----------


              Italy (0.7%)
      47,400  Eni S.p.A. ADS                  2,406
      20,400  Fila Holdings S.p.A. ADS          870
      82,095  Instituto Bancario San Paulo
                di Torino S.p.A.                516
      80,000  Instrumentation Laboratory
                S.p.A. ADS *                    315
      32,900  SAES Getters S.p.A. ADR           296
   1,900,000  SEAT S.p.A. *                     565
   1,900,000  SEAT S.p.A. Savings *             365
   1,050,000  STET S.p.A.                     4,121
                                        -----------
                                              9,454
                                        -----------


              Japan (3.6%)
     110,000  Bridgestone Corp.               2,484
     144,000  Canon, Inc.                     3,648
      95,000  Daibiru Corp.                   1,167
     230,000  Hitachi Ltd.                    2,449
      80,000  Honda Motor Co. Ltd.            2,350
      66,000  Hoya Corp.                      2,998
      50,000  Ito-Yokado Co. Ltd.             2,851
      20,000  Kyocera Corp.                   1,441
     111,500  Laox Co. Ltd.                   1,666
     270,000  Minebea Co. Ltd.                2,643
     303,000  Mitsubishi Heavy
                Industries Ltd.               2,181
      90,000  Namco                           3,153
       5,600  Nippon Television Network       2,236
     954,000  NKK Corp.                       1,876
     200,000  Nomura Securities Co. Ltd.      2,370
          60  NTT Data Communications
                Systems Corp.                 2,200
     230,000  Shiseido Co. Ltd.               3,358
     232,000  Terumo Corp.                    4,084
      42,000  Tostem Corp.                    1,122
                                        -----------
                                             46,277
                                        -----------


              Korea (0.2%)
      50,000  Korea Electric Power Corp.      1,542
      17,298  Samsung Electronics Co. Ltd.    1,690
                                        -----------
                                              3,232
                                        -----------


              Malaysia (0.2%)
     135,000  Edaran Otomobil
                Nasional Bhd                  1,177
     170,000  Telekom Malaysia Bhd            1,258
                                       ------------
                                              2,435
                                       ------------


              Mexico (0.7%)
   1,060,000  Controladora Comercial
                Mexicana, S.A. de C.V.          842
      19,400  Controladora Comercial
                Mexicana, S.A. de C.V. GDR      308
      99,237  Desc, Sociedad de Fomento
                Industrial, S.A. de C.V. ADS  2,642
     116,000  Panamerican Beverages,
                Inc. "A"                      3,364
     130,000  Tubos de Acero de Mexico,
                S.A. ADS *                    2,275
                                       ------------
                                              9,431
                                       ------------


              Netherlands (1.1%)
      24,300  Akzo Nobel N.V.                 3,232
      33,000  EVC International N.V.            927
      73,780  ING Group N.V.                  3,258
      15,000  Oce-van der Grinten N.V.        1,955
      33,500  Philips Electronics N.V.        1,876
     120,000  Verenigd Besit VNU              2,709
                                       ------------
                                             13,957
                                       ------------


              Norway (0.5%)
     759,000  Christiania Bank og
                Kreditkasse                   2,610
     139,000  Nycomed ASA                     1,902
      74,600  Schibsted ASA                   1,393
                                       ------------
                                              5,905
                                       ------------


              Peru (0.1%)
      54,000  Telefonica del Peru S.A. "B"
                ADS                           1,370
                                       ------------


              Philippines (0.1%)
      32,075  Metropolitan Bank and
                Trust Co.                       723
   2,000,000  SM Prime Holdings, Inc.           569
                                       ------------
                                              1,292
                                       ------------


              Poland (0.2%)
     120,000  Elektrim S.A.                   1,070
     170,000  Polifarb-Cieszyn S.A.             960
                                       ------------
                                              2,030
                                       ------------


              Portugal (0.7%)
     101,000  Banco Totta E Acores S.A.       1,439
     121,000  Cimentos de Portugal S.A.       2,657
     111,700  Portugal Telecom S.A. ADS       4,301
                                       ------------
                                              8,397
                                       ------------


              Russia (0.1%)
      54,800  RAO Gazprom ADR                   986

              Singapore (0.2%)
     275,000  Overseas Union Bank Ltd.        1,884
     260,000  Singapore Land Ltd.             1,327
                                       ------------
                                              3,211
                                       ------------


              South Africa (0.4%)
      41,891  Ellerine Holdings Ltd.            270
      33,681  Foodcorp Ltd.                     254
     251,100  Gencor Ltd.                     1,102
     300,300  Malbak Ltd.                       440
      84,263  Nedcor Ltd. GDR                 1,664
     113,402  New Clicks Holdings Ltd.          127
      47,500  South African Breweries Ltd.    1,334
      49,519  South African Druggists Ltd.      372
                                       ------------
                                              5,563
                                       ------------


              Spain (0.9%)
      93,538  Autopistas del Mare
                Nostrum S.A.                  1,352
      58,900  Corporacion Bancaria
                de Espana S.A.                2,934
      16,400  Corporacion Mapfre                878
      57,800  Telefonica de Espana
                S.A. ADR                      5,050
      51,699  Vallehermoso S.A.               1,306
                                      -------------
                                             11,520
                                      -------------


              Sweden (0.8%)
     125,000  Autoliv, Inc. SDR *             4,733
     116,200  NK Cityfastigheter AB *           802
      27,200  Nordbanken AB                     842
     140,000  Volvo AB                        3,875
                                      -------------
                                             10,252
                                      -------------


              Switzerland (1.4%)
         520  Ares-Serono Group S.A.            707
       3,893  Novartis AG                     5,277
      18,900  Oerlikon Buhrle AG *            2,188
       6,200  Selecta Group *                   983
       1,320  SGS Group AG                    2,922
       5,893  Sulzer AG P.C.                  4,635
      68,300  Tag Heuer International
                S.A. ADR *                      973
                                      -------------
                                             17,685
                                      -------------


              Taiwan (0.4%)
   2,050,000  China Steel Corp.               2,162
     961,658  Far East Department Store *     1,415
     600,000  Microtek International, Inc. *  1,604
                                      -------------
                                              5,181
                                      -------------


              Thailand (0.1%)
      61,400  Bank Of Ayudhya Public
                Co. Ltd.                        130
     175,000  Finance One Public Co. *           48
                                      -------------
                                                178
                                      -------------


              Turkey (0.1%)
  10,300,000  Olmuksa Mukavva Sanayi
                Ve Ticaret A.S.                 299
  31,735,066  Yapi Ve Kredi Bankasi A.S.        753
                                      -------------
                                              1,052
                                      -------------


              United Kingdom (2.2%)
     919,000  Avis Europe plc *               1,969
     180,000  Cadbury Schweppes plc           1,614
     525,000  Cookson Group plc               2,018
     785,000  Corporate Services Group plc    2,318
      97,800  DFS Furniture Co. plc             960
      35,500  Doncasters plc ADS *              790
      15,900  Dr. Solomon's Group plc ADR *     322
     335,000  Medeva plc                      1,502
     315,000  National Westminster Bank plc   3,850
     100,000  Northern Ireland Electricity plc  662
     169,200  Reuters Holdings plc            1,899
     272,000  Safeway plc                     1,606
     943,500  Tomkins plc                     4,098
      12,800  Vodafone Group plc ADR            571
     988,000  WPP Group plc                   3,871
                                      -------------
                                             28,050
                                      -------------


              Venezuela (0.1%)
      31,900  Compania Anonima
                Nacional Telefonos
                De Venezuela ADS *            1,184
                                      -------------


              Other Holdings (0.2%)
   1,800,000  Central European Growth
                Fund plc                      1,973
                                      -------------


              Total foreign stocks
                (cost: $251,595)            327,597
                                      -------------




   Principal
    Amount
     (000)
     -----

            Foreign Bonds (0.2%)
              Japan
   $ 2,100    MBL International Finance
                (Bermuda) Trust,
                Convertible Notes, 3.00%,
                11/30/02 (cost: $2,167)       2,208
                                         ----------

              Total foreign securities
                (cost: $253,762)            329,805
                                         -----------

     Number
   of Shares
   ---------

         Real Estate Stocks (24.2%)
              Hotel/Motel (2.6%)
     300,000  Capstar Hotel Co. *             9,000
     400,000  Hilton Hotels Corp.            11,300
     675,000  Host Marriott Corp. *          11,897
                                         ----------
                                             32,197
                                         ----------


              Leisure Time (0.9%)
     450,000  Vail Resorts Inc. *            10,744
                                         ----------


              Paper & Forest Products (0.7%)
     200,000  Rayonier, Inc.                  8,575
                                         ----------


              Real Estate Investment
                Trusts (20.0%)
     261,100  Alexandria Real Estate
                Equities, Inc. *              5,744
     300,000  Arden Realty Group, Inc.        7,763
     375,000  Avalon Properties, Inc.        10,313
     300,000  Beacon Properties Corp.         9,300
     600,000  Bradley Real Estate, Inc.      11,325
     350,000  Cali Realty Corp.              10,369
     275,000  Centerpoint Properties Corp.    8,250
     325,000  Chateau Communities Inc.        8,531
     300,000  Chelsea GCA Realty, Inc.       10,912
     315,000  Columbus Realty Trust           6,930
     325,000  Developers Diversified
                Realty Corp.                 12,106
     400,000  Excel Realty Trust, Inc.       10,350
     350,000  First Industrial Realty
                Trust, Inc.                  10,325
     250,000  Gables Residential Trust        6,250
      50,000  Great Lakes REIT,  Inc.           775
     350,000  Highwoods Properties, Inc.     10,587
     225,000  Kimco Realty Corp.              7,088
     425,000  Liberty Property Trust         10,200
     400,000  Mills Corp.                    10,150
     475,000  Patriot American
                Hospitality, Inc.            10,272
     450,000  Prentiss Properties Trust      10,575
     188,400  Reckson Associates
                Realty Corp.                  4,239
     350,000  Shurgard Storage
                Centers, Inc.                 9,800
     250,000  Sovran Self Storage, Inc.       7,250
     285,000  Starwood Lodging Trust         10,616
     300,000  Storage USA, Inc.              11,437
     350,000  Sun Communities, Inc.          11,419
     700,000  United Dominion Realty
                Trust, Inc.                  10,325
                                        -----------
                                            253,201
                                        -----------


              Total real estate stocks
                (cost: $242,656)            304,717
                                        -----------


Basic Value Stocks (24.3%)
              Aerospace/Defense (2.2%)
     300,000  B.F. Goodrich Co.              12,900
     144,830  Boeing Co.                     15,243
                                        -----------
                                             28,143
                                        -----------


              Automobiles (0.8%)
     200,000  Chrysler Corp.                  6,350
     100,000  Ford Motor Co.                  3,750
                                        -----------
                                             10,100
                                        -----------


              Bank Holding Companies -
                Major Regional (0.8%)
     150,000  PNC Bank Corp.                  6,281
     100,000  SouthTrust Corp.                3,888
                                        -----------
                                             10,169
                                        -----------

              Bank Holding Companies -
                Money Center (0.9%)
      53,000  Bankers Trust New York Corp.    4,485
      68,000  Chase Manhattan Corp.           6,426
                                        -----------
                                             10,911
                                        -----------


              Chemicals (1.5%)
     325,000  Monsanto Co.                   14,300
     122,600  Olin Corp.                      5,027
                                        -----------
                                             19,327
                                        -----------


              Containers - Metals
                & Glass (0.3%)
     135,000  Ball Corp.                      3,932
                                        -----------


              Distribution & Pipelines (0.3%)
     120,000  NICOR, Inc.                     4,125
                                        -----------


              Drugs (0.3%)
     110,000  Pharmacia & Upjohn, Inc.        3,809
                                        -----------


              Electrical Equipment (0.6%)
     115,000  Rockwell International Corp.    7,418
                                        -----------


              Healthcare - Diversified (2.4%)
     200,000  American Home
                Products Corp.               15,250
     200,000  Bristol-Myers Squibb Co.       14,675
                                        -----------
                                             29,925
                                        -----------


              Insurance -
                Property/Casualty (1.1%)
     150,000  Allstate Corp.                 11,006
      68,000  Hartford Steam Boiler
                Inspection & Insurance Co.    3,468
                                        -----------
                                             14,474
                                        -----------


              Machinery - Diversified (2.3%)
     145,000  Caterpillar, Inc.              14,156
     300,000  Deere & Co.                    15,337
                                        -----------
                                             29,493
                                        -----------


              Manufacturing - Diversified
                Industries (0.7%)
     100,000  Minnesota Mining &
                Manufacturing Co.             9,175
                                        -----------


              Office Equipment & Supplies (0.7%)
     132,000  Xerox Corp.                     8,943
                                        -----------


              Oil - Domestic (0.9%)
     125,000  Occidental Petroleum Corp.      2,906
     200,000  Unocal Corp.                    8,525
                                        -----------
                                             11,431
                                        -----------


              Oil - International (1.9%)
      70,000  Chevron Corp.                   4,900
      60,000  Mobil Corp.                     8,393
     100,000  Texaco, Inc.                   10,912
                                        -----------
                                             24,205
                                        -----------


              Paper & Forest Products (0.8%)
     275,000  James River Corp.               9,659
                                        -----------


              Railroads (0.7%)
      85,000  Norfolk Southern Corp.          8,256
                                        -----------


              Retail - Department Stores (0.5%)
     120,000  May Department Stores Co.       5,655
                                        -----------


              Retail - General
                Merchandising (0.7%)
      85,000  J.C. Penney Company, Inc.       4,378
      90,000  Sears, Roebuck & Co.            4,421
                                        ------------
                                              8,799
                                        ------------


              Telephones (2.4%)
     120,000  GTE Corp.                       5,295
     167,000  NYNEX Corp.                     8,976
     138,000  SBC Communications Corp.        8,073
     160,000  Sprint Corp.                    7,820
                                        -----------
                                             30,164
                                        -----------


              Tobacco (1.5%)
     120,000  Philip Morris Co., Inc.         5,280
     180,000  RJR Nabisco Holdings Corp.      5,828
     220,000  Universal Corp.                 8,002
                                        -----------
                                             19,110
                                        -----------


              Total basic value stocks
                (cost: $177,885)            307,223
                                        -----------


          U.S. Government & Agency
               Issues (25.6%)
              Government National Mortgage
                Assoc. (5.3%)
    34,232     6.50%,5/15/23 - 4/15/24       32,701
    18,888     7.00%,8/15/23                 18,518
     2,908     7.50%,3/15/17                  2,944
     2,768     8.00%,6/15/16 - 3/15/17        2,864
     3,674     8.50%,9/15/09 - 2/15/17        3,869
       302     9.00%,6/15/16 - 10/15/16         322
     4,370     9.50%,6/15/09 - 8/15/17        4,731
       641    10.00%,11/15/09 - 4/15/16         700
        65    11.50%,3/15/13                     74
         4    12.50%,8/15/14                      5
                                        -----------
                                             66,728
                                        -----------


              U.S. Treasury (9.5%)
    50,000    U.S. Treasury Bonds, 7.63%,
                2/15/25                      53,922
    60,000    U.S. Treasury Bonds, 7.88%,
                2/15/21                      65,906
                                        -----------
                                            119,828
                                        -----------


              Discount Note (10.8%)
   137,130    Federal National Mortgage
                Assn., 5.52%, 6/02/97       137,088
                                        -----------


              Total U.S. government
                & agency issues
                (cost: $315,926)            323,644
                                        -----------


              Total investments
                (cost $990,229)         $ 1,265,389
                                        ===========

----------------------
*Non-income producing.




                   Portfolio Summary By Industry
                   -----------------------------

        U.S. Government & Agency Issues                       25.6%
        Real Estate Investment Trusts                         20.0
        Oil Related                                            5.6
        Telecommunications Related                             4.7
        Healthcare Related                                     4.5
        Bank Related                                           4.1
        Machinery - Diversified                                2.8
        Hotel / Motel                                          2.7
        Retail Related                                         2.5
        Aerospace / Defense                                    2.2
        Chemicals Related                                      1.9
        Paper & Forest Products                                1.6
        Tobacco                                                1.6
        Automobiles                                            1.4
        Manufacturing - Diversified                            1.3
        Insurance - Property / Casualty                        1.2
        Computer Systems                                       1.1
        Auto Parts                                             1.0
        Electrical Equipment                                   1.0
        Office Equipment & Supplies                            1.0
        Other                                                 12.4
                                                             -----
                                                             100.2%
                                                             ======


Cornerstone Strategy Fund
Notes to Portfolio of Investments in Securities

May 31, 1997


General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADS/ADR -- American Depositary Shares/Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

GDS/GDR -- Global Depositary Shares/Receipts are foreign shares held by a non-U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

See accompanying notes to financial statements.



Cornerstone Strategy Fund
Statement of Operations
(in Thousands)

Year ended May 31, 1997
Net investment income:
   Income (net of foreign taxes withheld of $717):
      Dividends                                                                              $   27,012
      Interest                                                                                   17,626
                                                                                             ----------
         Total income                                                                            44,638
                                                                                             ----------

   Expenses:
      Management fees                                                                             8,495
      Transfer agent's fees                                                                       2,514
      Custodian's fees                                                                              514
      Postage                                                                                       283
      Shareholder reporting fees                                                                     91
      Trustees' fees                                                                                  4
      Registration fees                                                                              77
      Audit fees                                                                                     19
      Legal fees                                                                                      4
      Other                                                                                          47
                                                                                             ----------
         Total expenses                                                                          12,048
                                                                                             ----------
            Net investment income                                                                32,590
                                                                                             ----------

Netrealized  and  unrealized  gain on  investments  and  foreign  currency:
  Net realized gain (loss) on:
      Investments                                                                                48,746
      Foreign currency transactions                                                                 (63)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                                                98,175
      Translation of assets and liabilities in foreign currencies                                   (26)
                                                                                             ----------
            Net realized and unrealized gain                                                    146,832
                                                                                             ----------
Increase in net assets resulting from operations                                             $  179,422
                                                                                             ==========



See accompanying notes to financial statements.




Cornerstone Strategy Fund
Statements of Changes in Net Assets
(In Thousands)

Years ended May 31,


                                                                              1997               1996
                                                                              ----               ----
From operations:
   Net investment income                                                $     32,590       $     28,893
   Net realized gain on investments                                           48,746             32,052
   Net realized loss on foreign currency transactions                            (63)               (35)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                             98,175             92,461
      Foreign currency translations                                              (26)               (18)
                                                                        ------------       ------------
      Increase in net assets resulting from operations                       179,422            153,353
                                                                        ------------       ------------

Distributions to shareholders from:
   Net investment income                                                     (33,061)           (28,657)
                                                                        ------------       ------------
   Net realized gains                                                        (34,550)           (12,787)
                                                                        ------------       ------------

From capital share transactions:
   Proceeds from shares sold                                                 194,406            163,592
   Shares issued for dividends reinvested                                     66,292             40,525
   Cost of shares redeemed                                                  (144,998)          (154,769)
                                                                        ------------       ------------
      Increase in net assets from capital share transactions                 115,700             49,348
                                                                        ------------       ------------

Net increase in net assets                                                   227,511            161,257
Net assets:
   Beginning of period                                                     1,035,844            874,587
                                                                        ------------       ------------
   End of period                                                        $  1,263,355       $  1,035,844
                                                                        ============       ============

Undistributed net investment income included in net assets:
   Beginning of period                                                  $     11,354       $     10,933
                                                                        ============       ============
   End of period                                                        $     11,014       $     11,354
                                                                        ============       ============

Change in shares outstanding:
   Shares sold                                                                 7,427              6,770
   Shares issued for dividends reinvested                                      2,628              1,731
   Shares redeemed                                                            (5,543)            (6,475)
                                                                        ------------       ------------
      Increase in shares outstanding                                           4,512              2,026
                                                                        ============       ============



See accompanying notes to financial statements.



Cornerstone Strategy Fund
Notes to Financial Statements

May 31, 1997


(1) Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the Cornerstone Strategy Fund (the Fund). The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving the purchasing power of shareholders' capital.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting for investments in passive foreign investment companies, reclassifications were made to the statement of assets and liabilities at May 31, 1997 to increase accumulated undistributed net investment income by $194,122 and to decrease accumulated net realized gain on investments by $194,122. A similar reclassification was made in 1996 in the amount of $220,310.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Foreign currency translations -- The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended May 31, 1997.

(3)   Distributions
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. Distributions of net investment income of $.2449 per share, short-term capital gains of $.2743 per share, and long-term capital gains of $.6074 per share, declared and paid in July 1997, are not reflected in the accompanying financial statements.

(4)   Investment Transactions
Purchases and sales/maturities of securities,  excluding short-term  securities,
for  the  year  ended  May  31,  1997  were   $372,615,336   and   $370,540,222,
respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1997 was $287,703,886 and $12,544,326, respectively.

(5) Foreign Currency Contracts
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.


May 31, 1997

At May 31, 1997, the terms of open foreign currency contracts were as follows (in thousands):



                                         U.S. Dollar                         U.S. Dollar   Unrealized
  Exchange          Currency to be       Value as of      Currency to be     Value as of  Appreciation
    Date               Delivered           5/31/97           Received          5/31/97   (Depreciation)
    ----               ---------           -------           --------          -------    ------------
   6/02/97     334  Australian Dollar       $  254       255  U.S. Dollar       $  255        $  1
   6/02/97      53,594  Japanese Yen           460       464  U.S. Dollar          464           4
   6/03/97       23,991 Japanese Yen           206       206  U.S. Dollar          206           -
   6/04/97       62,296 Japanese Yen           535       534  U.S. Dollar          534          (1)
   6/09/97    39,351 Indonesian Rupiah          16        16  U.S. Dollar           16           -
   6/02/97         605 U.S. Dollar             605       370 British Pound         605           -
   6/03/97         272 U.S. Dollar             272       166 British Pound         272           -
   6/03/97         795 U.S. Dollar             795       486 British Pound         796           1
   6/03/97          51 U.S. Dollar              51       31 British Pound           51           -
   6/03/97         256 U.S. Dollar             256     430,653 Italian Lira        254          (2)
   6/03/97         264 U.S. Dollar             264     442,017 Italian Lira        261          (3)
   6/04/97          52 U.S. Dollar              52       32 British Pound           52           -
   6/04/97         797 U.S. Dollar             797       487 British Pound         796          (1)
   6/06/97          56 U.S. Dollar              56       34 British Pound           56           -
   6/06/97         410 U.S. Dollar             410       250 British Pound         409          (1)
   6/09/97          87 U.S. Dollar              87   1,043 Austrian Schilling       87           -
   6/09/97          86 U.S. Dollar              86   1,034 Austrian Schilling       86           -
   6/09/97          55 U.S. Dollar              55    660 Austrian Schilling        55           -
   6/09/97         147 U.S. Dollar             147   1,762 Austrian Schilling      147           -
   6/30/97         523 U.S. Dollar             523      3,008 French Franc         521          (2)
                                            ------                              ------         ---
                                            $5,927                              $5,923         $(4)
                                            ======                              ======         ===




(6) Transactions With Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services -- USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended May 31, 1997 was $11,878.

(7) Transactions With Affiliates
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated Trustees or Fund officers received any compensation from the Fund.


(8) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:



                                                                             Eight-month
                                                                            Period Ended    Year Ended
                                            Year Ended May 31,                 May 31,     September 30,
                                            ------------------
                                   1997            1996            1995         1994           1993
                                   ----            ----            ----         ----           ----
Net asset value at
   beginning of period           $    25.47      $    22.63      $  23.24       $  23.43      $  19.94
Net investment income                   .74             .73           .68            .40           .60
Net realized and
   unrealized gain                     3.37            3.18           .67            .29          3.52
Distributions from net
   investment income                   (.78)           (.74)         (.58)          (.59)         (.63)
Distributions of realized
   capital gains                       (.84)           (.33)        (1.38)          (.29)        -
                                 ----------      ----------      --------       --------      --------
Net asset value at
   end of period                 $    27.96      $    25.47      $  22.63       $  23.24      $  23.43
                                 ==========      ==========      ========       ========      ========
Total return (%) *                    16.94           17.79          6.43           3.00         21.35
Net assets at end of
   period (000)                  $1,263,355      $1,035,844      $874,587       $814,869      $707,795
Ratio of expenses to
   average net assets (%)              1.06            1.15          1.13           1.11(a)       1.18
Ratio of net investment
   income to average
   net assets (%)                      2.88            3.06          3.16           2.68(a)       2.92
Portfolio turnover (%)                35.14           36.15         33.17          30.87         45.18
Average commission
  rate paid per share +          $    .0299      $    .0039



  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.